Supplement to the

Fidelity® Export and Multinational Fund

A Fund of Union Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2006

The following information supplements similar information found in the "Management Contract" section on page 30.

As of August 31, 2006, the dollar range of shares of the Export and Multinational Fund beneficially owned by Mr. Thay was over $1,000,000.

EXFB-06-02 November 25, 2006
1.467664.116